Income Tax	12 Months Ended
Dec. 31, 2023
Income Tax [Abstract]
Income Tax

NOTE 9: Income Tax

No income taxes were payable in view of the losses incurred by the Company. On December 31, 2023, the Company had a consolidated net tax loss carried forward amounting to $308.7 million (2022: $285.3 million; 2021: $258.5 million).

The tax losses related to MDxHealth SA in Belgium are available for carry forward. Until 2021, tax losses related to MDxHealth BV in the Netherlands are available for carry forward to a period of 6 years. As of 2022, tax losses related to MDxHealth BV in the Netherlands are available for carry forward indefinitely. The tax losses of MDxHealth Inc., related to the years beginning on or after January 1, 2018, are available for carry forward indefinitely. Tax losses related to the years before January 1, 2018, can be carried forward to a period of 20 years.

Tax credits (investment deductions) amounted to $0 in 2023, $402,000 in 2022, and $372,000 in 2021.

It is uncertain if the Company will have taxable profits in the near future to allow all or part of the deferred tax asset to be utilized and as a result, no deferred tax asset was recognized in 2023, 2022, and 2021. The tax reconciliation and the impact of the unrecognized deferred tax assets is as follows:

Thousands of $	Income Statement
For the years ended December 31	2023	2022	2021
Loss for the year	(43,100)	(44,044)	(29,002)
Income tax expense	(1)	0	0
Loss before income tax	(43,099)	(44,044)	(29,002)

Tax using the MDxHealth’s domestic tax rate	10,775	11,011	7,251
Effect of unused tax losses not recognized as deferred tax assets	(10,775)	(11,011)	(7,251)